                                    ARTHUR
                                   ANDERSEN
                                                        Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 7, 1996 included in Waxman Industries, Inc.'s Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this Registration Statement (File No. 33-54211).


                                                /s/ Arthur Andersen LLP

Cleveland, Ohio
February 14, 1997